                                  EXHIBIT 99.4
                                    FORM OF
                       NOTICE OF GUARANTEED DELIVERY FOR
                           RURAL CELLULAR CORPORATION

    This form or one substantially equivalent thereto must be used to accept the Exchange Offer of Rural Cellular Corporation (the "Company") made pursuant to
the Prospectus, dated              , 1998 (the "Prospectus"), and the enclosed
Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Exchangeable Preferred Stock of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City Time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to Norwest Bank Minnesota, N.A. (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Exchangeable Preferred Stock pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City Time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                        BY REGISTERED OR CERTIFIED MAIL;
                       BY OVERNIGHT COURIER; OR BY HAND:

                          Norwest Bank Minnesota, N.A.
                            161 No. Concord Exchange
                            South St. Paul MN 55075
                      Attention: Reorganization Department

                          BY FACSIMILE: (612) 450-4078
                      Attention: Reorganization Department

                           Telephone: (612) 450-4064

    Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the shares of Old Exchangeable Preferred Stock set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange
Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Shares of Old Exchangeable
Preferred Stock Tendered:
-------------------------------------------
                                              If Old Exchangeable Preferred Stock will be
                                              delivered by book entry transfer to The
                                              Depository Trust Company, provide account
                                              number.

Certificate Nos. (if available)
-------------------------------------------

Total Shares Represented by Old Exchangeable
Preferred Stock Certificate(s):
-------------------------------------------
                                              Account Number  --------------------------

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    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X  ----------------------------------------
                                               --------------------------------------------
X  ----------------------------------------
                                               --------------------------------------------
Signature(s) of Owner(s)
or Authorized Signatory                        Date

Area Code and Telephone Number:  ---------------------------------------------------------

    Must be signed by the holder(s) of Old Exchangeable Preferred Stock as the name(s) of such holder(s) appear(s) on the Old Exchangeable Preferred Stock certificates or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      Please print name(s) and address(s)

Name(s):
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Capacity:
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Address(es):
              ----------------------------------------------------------------------------

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

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
                                   GUARANTEE

    The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the shares of Old Exchangeable Preferred Stock tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Exchangeable Preferred Stock into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five business days after the date of execution hereof.

-------------------------------------------   -------------------------------------------
Name of Firm                                  Authorized Signature

-------------------------------------------   -------------------------------------------
Address                                       Title

                                              -------------------------------------------
-------------------------------------------   Area Code and Tele. No. (Please Type or
Zip Code                                      Print)

Dated:  -----------------------------------

NOTE: DO NOT SEND CERTIFICATES FOR OLD EXCHANGEABLE PREFERRED STOCK WITH THIS FORM. CERTIFICATES FOR OLD EXCHANGEABLE PREFERRED STOCK SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL

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